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                                                                 EXHIBIT 10.82

                        FOURTH SUPPLEMENTAL INDENTURE

     THIS FOURTH SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of November 30, 1998, by and among IBJ Schroder Bank & Trust Company, as Trustee (the "Trustee"), Pioneer Finance Corp., a Nevada corporation (the "Company"), Pioneer Hotel Inc., a Nevada corporation and successor-in-interest to Pioneer Operating Limited Partnership (the "Operating Company"), and Santa Fe Gaming Corporation, a Nevada corporation formerly known as Sahara Gaming Corporation and successor-in-interest to Sahara Casino Partners, L.P. ("Sahara Casino") (the "Guarantor").
Capitalized terms not otherwise defined herein have the meanings set forth in the Indenture, as defined below.

                                   RECITALS

     A. The Company, Sahara Casino, as guarantor, and Security Pacific National Bank ("Security Pacific"), as trustee, executed that certain Indenture dated December 1, 1988 (as amended as described herein, the "Indenture"), as amended by (i) that certain First Supplemental Indenture, dated as of December 21, 1990, among the Company, Sahara Casino, as guarantor, and Security Pacific, as trustee; (ii) that certain Second Supplemental Indenture, dated as of September 30, 1993, among Bank of America National Trust and Savings Association ("Bank of America"), as successor trustee, the Company, Sahara Casino, as guarantor, Pioneer Operating Limited Partnership, a Nevada limited partnership ("POLP"), the Operating Company, and Sahara Gaming Corporation ("Sahara Gaming"), as guarantor, reflecting various reorganizations in which the Guarantor became the successor of Sahara Casino and the Operating Company became the successor of POLP; (iii) that certain Tri-Party Agreement, dated as of December 30, 1994, by and among the Company, the Guarantor, the Operating Company, Bank of America, Bank of America Nevada, a Nevada banking association, and the Trustee, pursuant to which Bank of America was replaced as the trustee by the Trustee; and (iv) that certain Third Supplemental Indenture, dated as of August 31, 1995, by and among the Company, the Operating Company, the Guarantor and IBJ Schroder Bank & Trust Company, as successor trustee, with respect to $120,000,000 principal amount of the Company's 13 1/2% First Mortgage Bonds Due December 1, 1998 (the "Bonds"). The Bonds are guaranteed ("Guaranty") by the Guarantor. The Bonds and the Company's obligations under the Indenture are secured by the real and personal property described in or from time to time subject to the Mortgage and the other Mortgage Documents.

     B. The Company, pursuant to its Offering Circular and Consent Solicitation Statement, dated October 23, 1998, as amended by the Supplement dated November 14, 1998 to Offering Circular and Consent Solicitation Statement (together, the "Amended Joint Offering Circular/Consent Solicitation Statement"), copies of which are attached hereto as EXHIBIT A, has solicited the consents of the Holders to, among other things, (i) until December 15, 2000 (the "Termination Date") forbear from exercising any rights and remedies under the Bonds, the Indenture, the Guaranty and the Mortgage Documents with respect to any failure by the Company to pay principal and interest on the Bonds when due on December 1, 1998, (ii) until the Termination Date, forbear from exercising any rights and remedies under the Note and related security documents with respect to any failure by the Operating Company to pay principal and

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interest on the Note when due on December 1, 1998 and (iii) certain amendments (the "Amendments") to the Indenture as described in this Supplemental Indenture, and the Holders of at least a majority of the outstanding Bonds have granted such consents, subject to the terms and conditions included in the Amended Joint Offering Circular/Consent Solicitation Statement (the "Consents").

     C. In connection with the Consents, certain subsidiaries of the Guarantor have agreed to grant security interests in substantially all of their assets to secure the Bonds.

     D. In connection with the Consents, the Guarantor has agreed to pledge the common stock of certain of its subsidiaries and to grant a security interest in substantially all of its other assets to secure the Guarantee.

     E. The Company, the Operating Company and the Guarantor have requested that the Trustee execute this Supplemental Indenture, and the Trustee is willing to execute this Supplemental Indenture pursuant to the terms and conditions of the Indenture.

     NOW, THEREFORE, in consideration of the mutual covenants and premises set forth herein, and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties further agree as follows:

                                   AGREEMENT

     SECTION 1. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

     SECTION 2.     AMENDMENT TO SECTION 101 OF THE INDENTURE.

     (a) The following definitions in Section 101 of the Indenture are hereby amended to provide in their entirety as follows:

     "Mortgage Documents" means the Mortgage, the Note, the Assignment Agreement and all financing statements related thereto, THE GUARANTOR PLEDGE AGREEMENT, THE GUARANTOR SECURITY AGREEMENT, THE GUARANTOR SUBSIDIARIES SECURITY AGREEMENTS and any other assignments, pledge agreements, mortgages, deeds of trust, agreements or instruments (other than securities or other assets that constitute part of the Trust Estate) delivered or to be delivered to the Trustee, or delivered to the Company and assigned or pledged to the Trustee, as security for the Bonds OR THE GUARANTEE.

     (b)  The following new definitions are added to Section 101 of the
Indenture:

     "Excluded Assets" means, in the case of the Guarantor, the approximately 20 acre parcel of real property located at Lone Mountain Road, Las Vegas, Nevada, and the capital stock of any Subsidiaries other than the Guarantor Subsidiaries and, in the case of the Guarantor Subsidiaries, any Accounts (as defined in the Guarantor Subsidiaries Security Agreements).

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     "Guarantor Pledge Agreement" means the Pledge Agreement between the
Guarantor and the Trustee, pursuant to which the Guarantor has pledged all of the outstanding common stock of Santa Fe Hotel, Sahara Resorts and the Guarantor Subsidiaries as security for its obligations under the Guaranty, substantially in the form attached hereto as Exhibit F, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

     "Guarantor Preferred Stock" means the Guarantor's Exchangeable
Redeemable Preferred Stock, $2.14 liquidation preference per share, pursuant to the Certificate of Designation for Exchangeable Redeemable Preferred Stock.

     "Guarantor Security Agreement" means the Security Agreement between the Guarantor and Trustee, pursuant to which the Guarantor has granted Liens in substantially all of its assets, other than the Excluded Assets, as security for its obligations under the Guaranty, substantially in the form attached hereto as Exhibit G, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

     "Guarantor Subsidiaries" means Hacienda Hotel Inc., a Nevada corporation, Sahara Nevada Corp., a Nevada corporation, and Santa Fe Coffee Company, a Nevada corporation.

     "Guarantor Subsidiaries Security Agreements" means the Security Agreements executed by each of the Guarantor Subsidiaries granting Liens in substantially all of the assets of each Guarantor Subsidiary, other than the Excluded Assets as security for the Company's obligations under the Bonds, substantially in the form attached hereto as Exhibit H, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

     "Independent Financial Advisor" means an accounting, appraisal or investment banking firm of nationally recognized standing that is, in the judgment of the Company's Board of Directors, (i) qualified to perform the task for which it has been engaged and (ii) disinterested and Independent with respect to the Company and each Affiliate of the Company and/or the Lowden/Radcliffe Group.

     "Junior Subordinated Notes" means the Junior Subordinated Notes under and as defined in the Certificate of Designation of the Guarantor Preferred Stock or any other securities that are issued in exchange for or to redeem, acquire or otherwise pay Guarantor Preferred Stock.

     "Santa Fe Hotel" means Santa Fe Hotel Inc., a Nevada corporation, or any Person with which Santa Fe Hotel may merge, consolidate or amalgamate, or to which Santa Fe Hotel may Dispose of all or substantially all of its property and assets as an entirety or substantially as an entirety.

     SECTION 3. AMENDMENT TO SECTION 901 OF THE INDENTURE. Section 901 of the Indenture is hereby amended by the addition of the following paragraph:

     (i) to amend or modify the Pioneer Ground Lease; PROVIDED that the Operating Company first delivers to the Trustee a report of an Independent Financial Advisor with respect thereto confirming that the proposed amendment or modification is not economically adverse to the Holders.

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     SECTION 4.     AMENDMENT TO SECTION 902 OF THE INDENTURE.  Section 902
of the Indenture is hereby amended to read in its entirety as follows:

     SECTION 902.   SUPPLEMENTAL INDENTURE WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than a majority of the Outstanding Amount of the Bonds then Outstanding, by Act of such Holders delivered to the Company, the Operating Company, the Guarantor and the Trustee, the parties hereto (each, other than the Trustee, when authorized by a Board Resolution) may from time to time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or modifying in any manner the rights of the Trustee or the Holders hereunder; and, SUBJECT TO SECTION 901(I), with the consent of the Holders of not less than a majority in Outstanding Amount of the Bonds then Outstanding, by Act of said Holders delivered to the Company, the Operating Company, the Guarantor and the Trustee, each party to the Pioneer Ground Lease, the Lessor's Certificate and Agreement or a Mortgage Document (in the case of parties that are corporations or Partnerships (other than the Trustee), each pursuant to authorization granted by a Board Resolution) may enter into one or more amendments or supplements to the Pioneer Ground Lease, the Lessor's Certificate and Agreement or such Mortgage Document for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pioneer Ground Lease, the Lessor's Certificate and Agreement or such Mortgage Document or of modifying in any manner the rights (whether direct or derivative) of the Trustee or the Holders under the Pioneer Ground Lease, the Lessor's Certificate and Agreement or such Mortgage Document; provided that no such supplemental indenture, amendment or supplement shall be valid or effective for any purpose unless the Company, the Operating Partnership, the Guarantor and the Trustee, if not a party to this Indenture or the Pioneer Ground Lease, the Lessor's Certificate and Agreement or the applicable Mortgage Documents, as the case may be, shall have consented in writing to the executed form of such supplemental indenture, amendment or supplement, as the case may be (in the case of parties that are corporations or Partnerships (other than the Trustee), each pursuant to authorization granted by a Board Resolution); and provided, further, that no such supplemental indenture, amendment or supplement shall, without the consent of the Holder of each Outstanding Bond affected thereby:

          (a) change the Stated Maturity of the principal of (or premium, if any, on), or any installment of interest on, any Bond, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the aggregate principal amount of Bonds required to be redeemed pursuant to the Sinking Fund, or change the place of payment or the coin or currency in which any Bond or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

          (b) change the expressed maturity of the principal of reduce the principal amount thereof or the rate of thereon or any premium payable upon the prepayment reduce the aggregate principal amount of the Note required to be prepaid, or change the place of payment or the coin or currency in which the Note or any premium or interest

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     thereon is payable, or impair the right to institute suit for enforcement of any such payment on or after the maturity thereof (or in the case of prepayment, on or after the prepayment date); or

          (c) reduce the percentage in Outstanding Amount of the Outstanding Bonds, the consent of whose Holders is required for any such supplemental indenture, amendment or supplement or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (d) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture or the Mortgage Documents cannot be modified or waived without the consent of the Holder of each Bond affected thereby; or

          (e) modify or affect in any manner the terms and conditions of the obligation of the Guarantor in respect of the due and punctual payment of the principal of (or premium, if any) or interest on the Bonds or the due and punctual payment of the Sinking Fund Payments; or

          (f) permit the creation of any Lien ranking prior to the Lien of the Mortgage (except as expressly permitted pursuant to this Indenture or the Mortgage Documents) or terminate the Lien of any of the Mortgage Documents or deprive the Holder of any Bond of the security afforded by the Lien of any of the Mortgage Documents; or

          (g) modify or waive any of the provisions of this Indenture respecting the Incurrence of additional Secured Debt; or

          (h) modify any of the provisions of this Indenture in such manner as to affect the rights of the Holders of Bonds to the benefits of the Sinking Fund; or

          (i) deprive the Holder of any Bond of the security of the Trust Estate or the Note afforded by the Lien of the Mortgage Documents except as otherwise provided in the Mortgage Documents.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 5.     AMENDMENT TO ARTICLE TEN OF THE INDENTURE.

     (a) Section 1015 of the Indenture is hereby amended to read in its entirety as follows:

     SECTION 1015.  AMENDMENTS TO MORTGAGE DOCUMENTS.

     Without limitation to the provisions set forth in Article Nine, neither the Company, the Guarantor or the Operating Company will enter into or consent to or permit any amendment,

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supplement, modification or waiver of or relating to any Mortgage Document, the Pioneer Ground Lease or the Lessor's Certificate and Agreement without the prior written consent of the Trustee; PROVIDED, HOWEVER, THAT IN THE CASE OF THE PIONEER GROUND LEASE, SUCH AMENDMENT, SUPPLEMENT, MODIFICATION OR WAIVER MAY BE MADE WITHOUT THE TRUSTEE'S WRITTEN CONSENT IF THE OPERATING COMPANY FIRST DELIVERS TO THE TRUSTEE A REPORT OF AN INDEPENDENT FINANCIAL ADVISOR WITH RESPECT THERETO CONFIRMING THAT THE PROPOSED AMENDMENT OR MODIFICATION IS NOT ECONOMICALLY ADVERSE TO THE HOLDERS.

     (b) Article Ten of the Indenture is hereby amended by the addition of the following section:

     SECTION 1018.  OBLIGATIONS OF THE GUARANTOR.

     The Guarantor will not:

          (a) make any dividend or other distribution, direct or indirect, on account of any shares of any class of its capital stock now or hereafter outstanding, except a dividend payable solely in shares of that class of capital stock to the holders of that class or in options, warrants or other rights to purchase such capital stock;

          (b) make any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of its capital stock now or hereafter outstanding (other than in exchange for its capital stock or options, warrants or other rights to purchase such capital stock);

          (c) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of its capital stock now or hereafter outstanding; and

          (d) make any payment or prepayment of principal of, premium, if any, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to any Junior Subordinated Notes.

     SECTION 6.     AMENDMENT TO ARTICLE THIRTEEN OF THE INDENTURE.

     (a) Article Thirteen of the Indenture is hereby amended by the addition of the following section:

     SECTION 1303.  SECURITY.

     In order to secure the performance of the Guarantor's obligations hereunder and under the Guarantee, the Guarantor has executed and delivered to the Trustee the Guarantor Pledge Agreement and the Guarantor Security Agreement.

     (b) Exhibit F to the Indenture consists of the Guarantor Pledge Agreement substantially in the form attached hereto as EXHIBIT B.

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     (c)  Exhibit G to the Indenture consists of the Guarantor Security
Agreement substantially in the form attached hereto as EXHIBIT C.

     SECTION 7.     AMENDMENT TO ARTICLE FOURTEEN OF THE INDENTURE.

     (a) Article Fourteen of the Indenture is hereby amended by the addition of the following section:

     SECTION 1406.  GUARANTOR SUBSIDIARIES SECURITY AGREEMENTS.

     In order to secure the performance of the Company's obligations hereunder and under the Bonds, each of the Guarantor Subsidiaries has executed and delivered to the Trustee a Guarantor Subsidiary Security Agreement.

     (b) Exhibit H to the Indenture consists of the Guarantor Subsidiary Security Agreement substantially in the form attached hereto as EXHIBIT D.

     SECTION 8. EXECUTION BY TRUSTEE. The Trustee executes this Supplemental Indenture in accordance with the terms of the Indenture; PROVIDED, HOWEVER, that such execution is conditioned upon the satisfaction of all the terms and conditions contained herein, and that such execution shall not constitute a waiver of any of the terms and conditions set forth in the Indenture or other Mortgage Documents.

     SECTION 9. INDEMNIFICATION. The Guarantor agrees to defend, indemnify and hold the Trustee and its officers, employees and agents harmless from any claims, judgments, damages, penalties, fines, costs, liabilities (including sums paid in settlements of claims) or loss, including reasonable attorneys' fees, consultant fees, and expert fees which may arise due to any breach of the Trustee's fiduciary responsibilities under the Indenture as a result of the Trustee's execution of this Supplemental Indenture.

     SECTION 10. EFFECT ON INDENTURE DOCUMENTS. Except as otherwise amended, modified or supplemented by this Supplemental Indenture, the Indenture and the Mortgage Documents shall continue in full force and effect and are enforceable in accordance with their terms. This Supplemental Indenture is an amendment to and implementation to the Indenture, and the Indenture and this Supplemental Indenture shall be read together from and after the date of effectiveness of this Supplemental Indenture.

     SECTION 11. COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 12. GOVERNING LAW. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Nevada.

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     IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Supplemental Indenture to be duly executed as of the date first written above.

          Trustee                         Company

          IBJ SCHRODER BANK & TRUST       PIONEER FINANCE CORP., a
          COMPANY                         Nevada corporation

          By: /s/ BARBARA MCCLUSKEY       By: /s/ THOMAS K. LAND
              -------------------------       -------------------------
          Its:  Vice President            Its:   Senior Vice President,
                                          Chief Financial Officer

          Operating Company               Guarantor

          PIONEER HOTEL INC., a Nevada    SANTA FE GAMING CORPORATION, a
          corporation                     Nevada corporation

          By: /s/ THOMAS K. LAND          By: /s/ THOMAS K. LAND
              -------------------------       -------------------------
          Its:   Senior Vice President,   Its:   Senior Vice President,
          Chief Financial Officer         Chief Financial Officer

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                                   EXHIBIT A

  OFFERING CIRCULAR AND CONSENT SOLICITATION STATEMENT DATED OCTOBER 23, 1998

                              AS SUPPLEMENTED BY

                     SUPPLEMENT DATED NOVEMBER 14, 1998 TO
  OFFERING CIRCULAR AND CONSENT SOLICITATION STATEMENT DATED OCTOBER 23, 1998